ASSIGNMENT AND ASSUMPTION OF RIGHTS UNDER
REAL ESTATE SALE AGREEMENT

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (“Assignor”), hereby assigns, transfers and sets over to KLEINWOOD STATION LLC (“Assignee”), all of Assignor’s right, title, and interest as Purchaser to acquire the land and improvements known as Kleinwood Center located in Spring, Texas (the “Center’) pursuant to a certain Real Estate Sale Agreement dated as of October 4, 2012, as amended (the “Agreement”) with MCW-RC III MURRAY LANDING, LLC, a Delaware limited liability company, MCW-RC III KLEINWOOD CENTER, L.P., a Texas limited partnership, MCS-RC III VINEYARD SHOPPING CENTER, LLC, a Delaware limited liability company, REGENCY REALTY GROUP, INC., a Florida corporation, and REGENCY CENTERS, L.P., successor by merger to Kleinwood Center, LLC, a Delaware limited liability company (individually and collectively referred to as “Seller”), as Seller, with respect to, among other properties, the Center, such assignment to include a prorated portion of the Deposit (as defined in the Agreement) made by Assignor (such prorata portion to be determined based upon the percentage of the allocable portion of the purchase price in the Agreement relating to the Center as against the aggregate purchase price thereunder).

Dated: March 21, 2013	PHILLIPS EDISON GROUP, LLC, an Ohio limited liability company
By: PHILLIPS EDISON LIMITED PARTNERSHIP, a Delaware limited partnership, Managing Member
By: PHILLIPS EDISON & COMPANY, INC., a Maryland corporation, General Partner
By: /s/ Robert F. Myers_________________ Robert F. Myers, Chief Operating Officer

The undersigned, Assignee, hereby accepts the foregoing assignment and hereby assumes and agrees to perform all of Assignor’s obligations under the Agreement and hereby releases, indemnifies and holds Assignor harmless from any loss, cost, liability or expense which may be suffered by Assignor in connection with such Agreement, except for any such loss, cost, liability or expense resulting from the acts of Assignor in connection with the Agreement taken prior to the date of this Assignment without the applicable authorization or consent of the undersigned.

Dated: March 21, 2013	KLEINWOOD STATION LLC, A Delaware limited liability company
By: /s/ Richard J. Smith_________________ Richard J. Smith, Vice President

Schedule to Exhibit 10.73

Substantially Similar Assignments and Assumptions of Rights under

Real Estate Sales Agreement Omitted

Property	Assignee

Murray Landing	Murray Station LLC

Murray Outlot	Murray Station Outlot LLC

Vineyard Center	Vineyard Station LLC